SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

☐	Preliminary Proxy Statement

☐	Confidential For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

NOVOSTE CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No Fee required

☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

Common stock and Series A preferred stock of ONI Medical Systems, Inc. (“ONI”) to be acquired by Novoste Corporation (“Novoste”) in exchange for shares of Novoste’s common stock

(2)	Aggregate number of securities to which transaction applies:

5,929,806 shares of ONI’s common stock, options and warrants to purchase 3,144,940 shares of ONI’s common stock and 9,147,285 shares of ONI’s Series A preferred stock to be acquired by Novoste in exchange for up to 33,055,560 shares of Novoste’s common stock pursuant to the merger of a wholly owned subsidiary of Novoste with and into ONI

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
(Set forth the amount on which the filing fee is calculated and state how it was determined):

one third of $0.01, which is one third of the par value per share of each of the ONI common stock and the ONI Series A preferred stock

(4)	Proposed maximum aggregate value of transaction: $60,741

(5)	Total fee paid: $8.00

☒	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No. :

(3)	Filing Party:

(4)	Date Filed:

Novoste Corporation

4350 International Boulevard

Norcross, Georgia 30093

(770) 717-0904

PRESS RELEASE FROM NOVOSTE

Contact: Alfred J. Novak, Novoste Corporation

President and Chief Executive Officer

(770) 717-0904

ISS RECOMMENDS THAT NOVOSTE SHAREHOLDERS VOTE IN FAVOR OF

PROPOSALS TO EFFECT THE MERGER WITH ONI MEDICAL SYSTEMS,

INC. AND ALL OTHER SPECIAL MEETING PROPOSALS

NORCROSS, GA.—(BUSINESS WIRE)—August 30, 2005 – Novoste Corporation (NASDAQ: NOVT) announced today that Institutional Shareholder Services (ISS), the nation’s leading independent proxy advisory firm, has recommended that Novoste’s shareholders vote FOR each of the proposals to be considered at Novoste’s special meeting of shareholders in lieu of an annual meeting on September 14, 2005, including FOR each of the proposals related to Novoste’s proposed merger with ONI Medical Systems, Inc.

ISS is widely recognized as the leading independent proxy advisory firm in the nation. Its recommendations are relied upon by hundreds of major institutional investment firms, mutual funds, and other fiduciaries throughout the country.

In recommending that Novoste’s shareholders vote in favor of the proposals to effect the merger with ONI, ISS stated in its report:

“We believe that the company has a better chance of surviving and improving its financial condition if it completes the merger with ONI Medical Systems.”*

*	Permission to use quotation neither sought nor obtained.

As previously announced, on May 18, 2005, the board of directors of Novoste approved a definitive merger agreement with ONI Medical Systems, Inc. under which Novoste will acquire all of ONI’s capital stock in exchange for the issuance of shares of Novoste common stock. The transaction, if approved, is expected to be completed shortly after the September 14, 2005 shareholder vote.

As Novoste noted in its definitive proxy statement that it recently mailed to its shareholders, Novoste’s board of directors urges all shareholders who have not already done so to vote FOR each of the proposals in the proxy statement by mailing in their proxy cards TODAY. For further information regarding the proposed merger transaction with ONI, please see Novoste’s definitive proxy statement, dated August 4, 2005, and Novoste’s supplemental proxy materials, dated August 26, 2005.

Novoste urges shareholders, whether or not they plan to attend the special meeting in person, to sign, date and return Novoste’s proxy card as soon as possible. Novoste shareholders who have questions or need assistance voting their shares may call Alfred J. Novak, Novoste’s President and Chief Executive Officer, or Daniel G. Hall, Novoste’s General Counsel, at (770) 717-0904, or Novoste’s proxy solicitor, Morrow & Co., Inc., at (800) 607-0088.

About Novoste

Novoste common stock is traded on the Nasdaq National Stock Market under the symbol NOVT. For general company information, please call (770) 717-0904 or visit Novoste’s web site at www.novoste.com.

***

NOVOSTE CORPORATION

SPECIAL MEETING OF SHAREHOLDERS IN LIEU OF AN ANNUAL MEETING

SEPTEMBER 14, 2005

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

¯ Please detach along perforated line and mail in the envelope provided. ¯

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR MATTERS (1), (2), (3), (4) AND (5) LISTED BELOW.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

		FOR	AGAINST	ABSTAIN
1.	To approve the issuance of shares of our common stock to the holders of equity securities of ONI Medical Systems, Inc. (“ONI”), a privately held Delaware corporation, pursuant to the terms of an Agreement and Plan of Merger by and among us, ONIA Acquisition Corp. and ONI, dated May 18, 2005, under which ONI will become our wholly owned subsidiary.	☐	☐	☐	4.	Election of two (2) Class III Directors to serve until the 2008 Annual Meeting of Shareholders ☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)		NOMINEES: CLASS III O Thomas D. Weldon O Charles E. Larsen
							FOR	AGAINST	ABSTAIN

2.	To approve an amendment to our amended and restated articles of incorporation to increase the authorized number of shares of our common stock from 25,000,000 to 75,000,000.	☐	☐	☐	5.	To adjourn the meeting to permit further solicitation of proxies if such a proposal is presented by us.	☐	☐	☐

3.	To approve an amendment to our amended and restated articles of incorporation to change our name from Novoste Corporation to ONI Medical Systems, Inc.	☐	☐	☐		The Proxy named herein is authorized to act and vote in his best judgment upon any and all such other business as may properly come before the Special Meeting or any postponement or adjournment thereof.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:●	This Proxy, which is solicited on behalf of the Board of Directors, will be voted FOR the matters described in paragraphs (1), (2), (3), (4) and (5) above unless the shareholder specifies otherwise, in which case it will be voted as specified.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PROXY

NOVOSTE CORPORATION

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Thomas D. Weldon and Alfred J. Novak and each or both of them, proxy, to vote all shares of the stock of Novoste Corporation that the undersigned is entitled to vote at the Special Meeting of Shareholders in lieu of an Annual Meeting of Novoste Corporation on September 14, 2005, and any postponements or adjournments thereof, upon all matters as may properly come before the Special Meeting. Without otherwise limiting the foregoing general authorization, the proxy is instructed to vote as indicated herein and, in his best judgment, upon any other matters that may properly come before the meeting.

Please complete, date and sign on the reverse side and mail in the enclosed envelope.